     As filed with the Securities and Exchange Commission on April 11, 2000
                                                   Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                         INTERMUNE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                              ---------------------

        DELAWARE                                         99-3296648
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                               1710 GILBRETH ROAD
                                    SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2020
                    (Address of principal executive offices)

                           1999 Equity Incentive Plan
                           2000 Equity Incentive Plan
                 2000 Non-Employee Directors' Stock Option Plan
                        2000 Employee Stock Purchase Plan
                              ---------------------
                              (Full title of plans)

                             W. SCOTT HARKONEN, M.D.
                      CHIEF EXECUTIVE OFFICER AND PRESIDENT
                               1710 GILBRETH ROAD
                                    SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2020
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              ---------------------

                                   Copies to:

                             ALAN C. MENDELSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                              ---------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
TITLE OF SECURITIES                  AMOUNT TO BE    PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
TO BE REGISTERED                      REGISTERED        PRICE PER SHARE (1)          OFFERING PRICE (1)        REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock
(par value $.001)                  3,233,834 shares      $3.43 to $14.8750               $38,331,151             $10,119.42
================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price for shares subject to outstanding options granted pursuant to registrant's 1999 Equity Incentive Plan and (b) the average of the bid and asked price as of a specified date within 5 business days prior to the date of filing the registration statement.

(2) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the 1999 Equity Incentive Plan, 2000 Equity Incentive Plan, 2000 Non-Employee Directors' Stock Option Plan and 2000 Employee Stock Purchase Plan set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

The chart below details the calculation of the registration fee:

----------------------------------------------------------------------------------------------------------------------
                                                                          OFFERING PRICE PER    AGGREGATE OFFERING
              SECURITIES                      NUMBER OF SHARES                  SHARE                  PRICE
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under the 1999
Equity Incentive Plan                              853,834                    $3.43 (1)(a)         $2,928,651
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the 2000
Equity Incentive Plan                            2,000,000                 $14.8750 (1)(b)         $29,750,000
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options granted under the
2000 Non-Employee Directors' Stock
Option Plan                                            N/A                      N/A                    N/A
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the 2000
Non-Employee Directors' Stock Option
Plan                                               180,000                 $14.8750 (1)(b)         $2,677,500
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options granted under the
2000 Employee Stock Purchase Plan                      N/A                      N/A                    N/A
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the 2000
Employee Stock Purchase Plan                       200,000                 $14.8750 (1)(b)         $2,975,000
----------------------------------------------------------------------------------------------------------------------
Proposed Maximum Aggregate Offering
Price                                                                                              $38,331,151
----------------------------------------------------------------------------------------------------------------------
Registration Fee                                                                                   $10,119.42
----------------------------------------------------------------------------------------------------------------------

Approximate date of commencement of proposed sale to the public: as soon as practical after this registration statement becomes effective.


                                       1.

                                     PART II

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by the registrant with the Securities and Exchange Commission are incorporated by reference into this registration statement:

         (a) Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on March 24, 2000 (file No. 333-96029).

         (b) The description of the registrant's Common Stock which is contained in the Registration Statement on Form 8-A filed on March 6, 2000, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All reports and other documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         The validity of the shares of Common Stock offered hereby will be passed upon for the registrant by Cooley Godward LLP, Palo Alto, California.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 145 of the Delaware General Corporation Law, the registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended. Registrant's Bylaws require it to indemnify its directors and executive officers, and permit registrant to indemnify its other officers, employees and other agents, to the extent permitted by Delaware law. The Bylaws also require the registrant to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

         Registrant has entered into indemnity agreements with each of its directors and certain officers which provide indemnification under certain circumstances for acts and omissions which may not be covered by any directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.


                                       2.

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER
4.1*      Amended and Restated Certificate of Incorporation of the registrant.

4.2*      Bylaws of the Company

4.3*      Form of Common Stock Certificate

5.1       Opinion of Cooley Godward LLP

23.1      Consent of Ernst & Young LLP, Independent Auditors

23.2      Consent of Cooley Godward LLP  (Included in Exhibit 5.1)

24.1      Power of Attorney (See signature page)

99.1*     1999 Equity Incentive Plan and related documents

99.2*     2000 Equity Incentive Plan and Form of Stock Option Grant Notice and Agreement

99.3*     2000 Non-Employee Directors' Stock Option Plan and Form of Nonstatutory Stock Option

99.4*     2000 Employee Stock Purchase Plan and Offering Documents

-------------
* Incorporated by reference from the registrant's Registration Statement on Form S-1, as amended (file No. 333-96029), initially filed with the Securities and Exchange Commission on February 2, 2000.

ITEM 9.  UNDERTAKINGS

1.       The undersigned registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement, and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference herein.


                                       3.

         (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
         Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Burlingame, State of California, on April 10, 2000.

                                       INTERMUNE PHARMACEUTICALS, INC.

                                       By:  /s/ Timothy P. Lynch
                                           -------------------------------------
                                            Timothy P. Lynch
                                            Chief Financial Officer and Vice
                                            President of Business Development


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W. Scott Harkonen and Timothy P. Lynch, and each of them, his true and lawful attorney-in-fact, each with the power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                                  DATE
                                       Chief Executive Officer,               April 10, 2000
     /s/ W. Scott Harkonen             President and Director
----------------------------------     (Principal Executive Officer)
     W. Scott Harkonen


     /s/ Timothy P. Lynch              Vice President and Chief Financial     April 10, 2000
----------------------------------     Officer (Principal Financial and
     Timothy P. Lynch                  Accounting Officer)

     /s/ James I Healy                 Director                               April 10, 2000
----------------------------------
     James I. Healy

     /s/ Edgar Engleman                Director                               April 10, 2000
----------------------------------
     Edgar Engleman

     /s/ John L. Higgins               Director                               April 10, 2000
----------------------------------
     John L. Higgins

     /s/ Jonathan S. Leff              Director                               April 10, 2000
----------------------------------
     Jonathan S. Leff



                                       5.



     /s/ Nicholas J. Simon             Director                               April 10, 2000
----------------------------------
     Nicholas J. Simon

     /s/ Wayne Hockmeyer               Director                               April 10, 2000
----------------------------------
     Wayne Hockmeyer


                                       6.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
4.1*        Amended and Restated Certificate of Incorporation of the registrant.

4.2*        Bylaws of the Company

4.3*        Form of Common Stock Certificate

5.1         Opinion of Cooley Godward LLP

23.1        Consent of Ernst & Young LLP, Independent Auditors

23.2        Consent of Cooley Godward LLP  (Included in Exhibit 5.1)

24.1        Power of Attorney (See signature page)

99.1*       1999 Equity Incentive Plan and related documents

99.2*       2000 Equity Incentive Plan and Form of Stock Option Grant Notice and Agreement

99.3*       2000 Non-Employee Directors' Stock Option Plan and Form of Nonstatutory Stock Option

99.4*       2000 Employee Stock Purchase Plan and Offering Documents

-------------
* Incorporated by reference from the registrant's Registration Statement on Form S-1, as amended (file No. 333-96029), initially filed with the Securities and Exchange Commission on February 2, 2000.


                                       7.